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                                  EXHIBIT 10.1

                         TORONTO OFFICE LEASE AGREEMENT

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                                                                Commercial Lease
                                                                     Page 1 of 7

made the  6th  day of    May
one thousand nine hundred and ninety-nine
In Pursuance of the Short Forms of Leases Act

Between

                      217-225 RICHMOND STREET WEST LIMITED


                         hereinafter called the "Lessor"

                                OF THE FIRST PART


                                       AND

                        ISN INTERNET SPORTS NETWORK INC.


                         hereinafter called the "Lessee"

                               OF THE SECOND PART


PREMISES WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the said Lessee, to be paid, observed and performed, the said Lessor has demised and leased and by these presents both demise and lease unto the said Lessee.

               ALL THOSE CERTAIN PREMISES excluding any part of the external walls known and described as the WEST side of the third floor of the building known municipally as 217-225 Richmond Street West (the "Building"), Suite 403, Toronto, consisting of approximately Two Thousand, Two Hundred and Seventy (2,270) square feet of Full Floor Leaseable (or "Gross Rentable") Floor Area which includes a proportionate share of the Common Area to of the Floor. Hereinafter referred to as the "Demised Premises, Leased Premises or the Premises". All rent, operating costs, escalations, hydro, taxes and other costs shall be calculated using the Full Floor Leaseable Area.

TERM TO HAVE AND TO HOLD the Leased Premises for and during the term hereinafter called the "Term", of One (1) Year, One Half (1/2) Month to be computed from the 15th day of May, 1999 and from thenceforth ensuing and to be fully completed and ended on the 31st day of May, 2000.

RENTAL The Lessee covenants and agrees to pay the Lessor Minimum rental as follows:

               During the Term from May 15, 1999 through to May 31, 2000 Minimum Rent shall be payable at an amount of Forty Thousand, Eight Hundred and Sixty Dollars ($40,860.00) per annum based on a rate of Eighteen Dollars ($18.00) per square foot payable in equal monthly installments of Three Thousand, Four Hundred and Five Dollars ($3,405.00) in advance on or before the first day of each and every month during the said term;


                                       1
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BUSINESS
TAXES AND to pay all business taxes in respect of the business carried on by the Lessee in and upon or by reason of their occupancy of the premises hereby demised:

REPAIRS AND to repair (reasonable wear and tear, and damage by fire, lightning and tempest only excepted); subject to Schedule "B"

               AND that the said Lessor may enter and view state of repair;
               AND that the said Lessee will repair according to notice in writing (reasonable wear and tear and damage by fire, lightning and tempest excepted); subject to Schedule "B"
               AND that they will leave the premises in good repair (reasonable wear and tear and damage by fire, lightning and tempest only excepted); subject to Schedule "B"

ASSIGNMENT     subject to Schedule "B"

               /AND will not assign or sub-let the whole or any part of the demised premises without leave; the Lessee hereby waives and renounces the benefit of any present or future act of the Legislature of Ontario which would allow the Lessee to assign or sub-let this lease, without leave of the Lessor.

               AND the said Lessee covenants with the said Lessor, its successors and assigns:


TYPE OF        (a)  THAT the said demised premises will not, during the said
BUSINESS       term, be at any time used for any other purpose than that of a general office.

FIXTURES (b) AND THAT no fixtures, goods or chattels of any kind will, except in the ordinary course of business, be removed from the demised premises during the term hereby demised or at any time thereafter without the written consent of the Lessor, its successors or assigns, being first had and obtained, until all rent in arrears as well as all rent to become due during the remainder of the term hereby granted shall have been fully paid, or the payment thereof secured to the satisfaction of the Lessor or its assigns.


ELECTRIC       (c)  THAT the Lessee will not, during the said term or at any
POWER          time prior or subsequent thereto, purchase, acquire or use any electric current for lighting or other purposes except from the company or corporation which shall for the time supply the Lessor with electric current for such purposes in the said building; the intention being that without the written consent of the Lessor, there shall be only one system of electric lighting in the said building.

               (d) THE Lessee hereby covenants to pay all charges for electric energy (for light and power) and gas used by the Lessee in the demised premises.

PARTITIONS,    (e)  THAT if the Lessee shall during the said term desire to
ALTERATIONS    affix or erect partitions, counters or fixtures in any part of the walls, floors or ceilings of the demised premises, it may do so at its own expense at any time and from time to time provided that the Lessee's rights to make such alterations to the demised premises shall be subject to the following conditions: --

               (1) THAT before undertaking any such alterations, the Lessee shall submit to the Lessor a plan showing the proposed alterations and shall obtain the approval and consent of the Lessor to the same.


                                       2
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               (2)  THAT all such alterations shall conform to all building by-laws, if any, then in force affecting the demised premises.

               (3) THAT such alterations will not be of such kind or extent as to in any manner weaken the structure of the building after the alterations are completed or reduce the value of the building.


               (f) THAT, except as herein provided the Lessee will not erect or affix or remove or change the location or style of any partitions or fixtures, without the written consent of the Lessor being first had and obtained.

               (g) THAT, at the expiration of the term hereby granted, or any renewal thereof, all fixtures belonging to the Lessee shall remain upon the demised premises until taken down by the Lessor, and the Lessee shall forthwith, upon the same being taken down, remove the same from the demised premises first paying to the Lessor the expense of such taking down and making good all damage occasioned to the demised premises by the taking down or removal thereof.

BANKRUPTCY     (h)  THAT, if the term hereby granted or the goods and chattels
OR             of the Lessee or any assignee or sub-tenant shall be at any time
INSOLVENCY     seized or taken in execution or attachment, or if the Lessee or any such assignee or sub-tenant shall make an assignment for the benefit of creditors or shall become bankrupt or insolvent, or make a proposal to its creditors, or without the consent of the Lessor being first obtained in writing, shall make a sale, under the Bulk Sales Act, in respect of goods on the premises, or being a company shall become subject to any legislative enactment relating to liquidation or winding up, either voluntary or compulsory, the said term shall immediately become forfeited and void, and an amount equivalent to the next ensuing three months' rent shall be at once due and payable.


RULES AND      (i)  THAT the Lessee and its clerks, servants and agents will at
REGULATIONS    all times during the occupancy of the demised premises observe and conform to such reasonable rules and regulations as shall be made by the Lessor from time to time including the rules and regulations set forth in Schedule "A" hereto and of which the Lessee shall be notified, such rules and regulations being deemed to be incorporated in and form part of these presents.


REMODELING     (j)  THAT, in the event of the Lessor desiring at any time
AND SALE       during the term, or any renewal thereof, to remodel the said building, or any part thereof, or to take down the said building, the Lessee will on receiving six months' notice in writing, surrender this lease and all the remainder of the term, if any, then yet to come and unexpired, as from the day mentioned in such notice, and will, subject nevertheless to the provisions hereinbefore contained thereupon, vacate the premises and yield up to the Lessor the peaceable possession thereof. IT
               IS UNDERSTOOD that the said six months' notice need not expire at the end of any year or at the end of any month, and in the event of the day fixed for termination of the lease expiring on some other day than the last day of a month, the rent for such month shall be apportioned for the broken period.


                                       3
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               IT IS AGREED between the Parties hereto that in the event of a sale of the said premises or if the said premises be expropriated or condemned by any Department of the Federal, Provincial or Municipal Governments than the Lessor shall have the right notwithstanding anything herein contained to terminate this lease upon giving three months' notice in writing to the Lessee of his intention so to do or by paying the said Lessee a bonus of three months' rent, in which latter event, the Lessee undertakes to vacate the said premises at the expiration of thirty (30) days from the delivery of such notice.

PROTECTIVE     THE LESSEE agrees to pay the cost of any installations,
INSTALLATIONS  additions, or alterations to the said premises that the Lessor may be required to make by any Municipal, Provincial or other governing authority, or requested by any private protective system used by the Lessees, for the security and protection of the Lessee and his employees and his or their effects including but not so as to limit the foregoing installations, additions and alterations for fire and theft protection and all such installations, additions, or alterations shall forthwith become the property of the Lessor.


DISTRESS AND the Lessee further covenants, promises and agrees with the Lessor that notwithstanding any present or future Act of the Legislature of the Province of Ontario, none of the goods or chattels of the Lessee at any time during the continuance of the term hereby created on the said demised premises shall be exempt from levy by distress for rent in arrears by the Lessee as provided for by the said Section of said Act, and that upon any claim being made for such exemption by the Lessee or on distress being made by the Lessor, this covenant and agreement may be pleaded as an estoppel against the Lessee in any action brought to test the right to the levying upon any such goods as are named exempted in the said Section, the Lessee waiving as he hereby does all and every benefit that could or might have accrued to him under and by virtue of the said section of the said act but for the above covenant.

               The Lessor covenants with the Lessee for quiet enjoyment.

               The lessor further covenants with the Lessee as follows:


TAXES AND      (a)  To pay all taxes and rates, municipal, parliamentary or
RATES          otherwise, including water rates for the normal supply of cold water to the said premises, assessed against the demised premises of the Lessor or Lessee on account thereof saving and excepting any business taxes and taxes upon personal property or income of the Lessee, license fees, or other taxes imposed upon the property, business or income of the Lessee;

               PROVIDED THAT;


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               (i)  IN THE EVENT of the Lessee being assessed as a Separate
               School Supporter, and by reason thereof the amount of the taxes payable on the said premises being increased over the amount payable on an assessment as a Public School Supporter, then and in such event the Lessee covenants and agrees with the Lessor to pay to the Lessor the amount of such increase upon demand being made therefor in writing by the Lessor. It is understood and agreed that such increase shall be payable by the Lessee notwithstanding the fact that at the time such demand is made, the Lessee may have ceased to be a tenant of the Lessor. In the event of the Lessee failing to pay to the Lessor the amount of such increase upon demand as herein provided, then the Lessor shall have the same rights and remedies for collection thereof as for the rent in arrears.

               (ii) THE LESSEE covenants and agrees to and with the Lessor that if there shall be an increase in municipal taxes payable by the landlord over the amount shown by the immediately last tax bill issued by the municipality in which the demised premises are situate prior to the date of this lease the Lessee will pay any such increase apportioned over the term of the within lease and the renewal (if any) hereinbefore provided and that any such increase in municipal taxes shall be deemed to be part of the rent reserved hereunder and all the remedies available to the Lessor relating to rent both hereunder and at law shall apply, mutatis mutandis, thereto.

 HEATING (b) To heat the said premises between the 15th day of October and the 1st day of May next ensuing in each year in such manner as to keep the said premises at a reasonable temperature for the reasonable use thereof by the Lessee during reasonable business hours except during the making of repairs, and in case the boilers, engines, pipes, o r other apparatus or any of them used in effecting the heating of the said demised premises shall at any time become incapable of heating said premises as aforesaid, or be damaged or destroyed, to repair said damage or replace said boilers, engines, pipes or apparatus or any of them or (at the option of the Lessor) substitute other heating apparatus therefor within a reasonable time, provided, however, that the Lessor shall not be liable for indirect or consequential damages for personal discomfort or illness arising from any default of the Lessor;

ACCESS (c) To give the Lessee, his agents, clerks, servants and all persons transacting business with the Lessee, in common with other persons, the right to enter the demised premises by means of the main entrance on 225 Richmond Street West and free use of the stairway and passages from the street to the said premises at all reasonable times, subject to rules and regulations in regard to the said building as may be passed from time to time. PROVISO for re-entry by the said Lessor on non-payment of rent or non-performance of covenants. Subject to Schedule "B"

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VOIDANCE OF    IT IS FURTHER DECLARED AND AGREED that in case the said premises
LEASE VACANT   or any part thereof, become and remain vacant and unoccupied for
OR IMPROPER    the period of fifteen days, or be used by any other person or
USE            persons, or for any other purpose than as above provided,
               without the written consent of the Lessor, this lease shall, at the option of the Lessor, cease and be void, and the term hereby created expire and be at an end, anything hereinbefore to the contrary notwithstanding and the proportionate part of the current rent shall thereupon become immediately due and payable, and the Lessor may re-enter and take possession of the premises as though the Lessee or other occupant or occupants of said premises were holding over after the expiration of the term; or in such case instead of determining this lease as aforesaid and re-entering upon the demised premises, the Lessor may take possession of the demised premises, or any part or parts thereof, and let and manage the same and grant any lease or leases thereof upon such terms as to the Lessor or its assigns may appear to be reasonable, and demand, collect, receive and distrain for all rental which shall become payable in respect thereof, and apply the said rentals after deducting all expenses incurred in connection with the demised premises and in the collection of the said rent including reasonable commission for the collection thereof and the management of the demised premises, upon the rent hereby reserved, and the Lessor and its assigns and every such agent acting as aforesaid from time to time, shall in so acting be the agents of the Lessee, who alone shall be responsible for their acts, and the Lessor and its assigns shall not be accountable for any moneys except those actually received, notwithstanding any act, neglect, omission or default or any such agent acting as aforesaid.

WATER AND GAS  AND IT IS FURTHER DECLARED AND AGREED THAT the Lessor shall not
 DAMAGE be liable for any damage to any property at any time upon the demised premises arising from gas, steam, water, rain or snow, which may leak into, issue or flow from any part of the said building, or from the gas, water, steam or drainage pipes or plumbing works of the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wires in the said building.

               The Lessee shall be liable for any damage done by reason of water being left running from the taps in the demised premises or from gas permitted to escape therein.

RISKS OF       AND the Lessor shall not be responsible for any personal injury
INJURY         which shall be sustained by the Lessee or any employee,
               customer, or other person who may be upon the demised premises or in the said building or the entrances or appurtenances thereto. All risks of any such injury being assumed by the Lessee, who shall hold the Lessor harmless and indemnified therefrom.

NOTICE OF      THE Lessee shall give the Lessor prompt written notice of any
ACCIDENT       accident or other defect in the sprinkler system, water pipes, gaspipes or heating apparatus, telephone, electric or other wires on any part of the premises.

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INSURANCE      THE Lessee covenants with the said Lessor that his said business to be so carried on in the said building will not be of such a nature as to increase the insurance risk on the said premises or cause the Lessor to pay an increased rate of insurance premiums on the said premises by reason thereof and it is distinctly understood that in case said business so carried on by the Lessee is or becomes of such a nature to increase the insurance risk or causes the Lessor and/or other occupants of the said building to pay an increased rate of insurance premiums, that the Lessee will from time to time pay to the Lessor the increased amount of insurance premiums which the said Lessor and other occupants of the said building have to pay in consequence thereof; provided that the Lessee covenants that he will not carry on or permit to be carried on any business in the said building which may make void or voidable any insurance held by the Lessor or the other occupants of the said building, subject to Schedule "B".

BUSINESS       PROVIDED that the Lessee will not do or permit anything to be
NOT TO BE A    done on the said premises or permit or keep anything therein
 NUISANCE      which may be annoying to the Lessor or other occupants of the aid building or which the said Lessor may deem to be a nuisance and that no machinery shall be used therein which shall cause any undue vibration in or to the said premises and that in case of the Lessor or any other occupants of the said building reasonably complaining that any machinery or operation or process is a nuisance to it or them or which causes any undue vibration or noise in the said premises, that upon receiving notice thereof, the said Lessee will immediately abate such nuisance. The said Lessee covenants not to obstruct or interfere with the rights of the Lessor or other occupants of the said building or in any way injure or annoy them or conflict with any of the rule and regulations of the Board of Health or with any Statue or municipal by-law, subject to Schedule "B".


SIGN AND IT IS HEREBY FURTHER AGREED by and between the said Lessor and the said Lessee that no sign, advertisement or notice shall be inscribed, painted or affixed by the said Lessee on any part of the outside or inside of the building whatever, unless of such manner, color, size and style and in such places upon or in said building as shall be first designated by the Lessor, and, furthermore , the Lessee, on ceasing to be Lessee of the demised premises, will, before removing his goods and fixtures from the said premises, cause any sign as aforesaid to be removed or obliterated at his own expense and in a workmanlike manner to the satisfaction of the Lessor.

ELEVATOR THE Lessor undertakes to maintain elevators in said building which are to be run during the ordinary business hours of every business day of the year, but not during the public holidays or Sundays, except at the option of the Lessor. The Lessee shall, subject to the Lessor's rules and regulations, have free use of such elevators in common with others lawfully using the same, but the Lessee and its employees and all other persons using any such elevator shall do so at its, his, or her or their sole risk, and under no circumstances shall the Lessor be held responsible for any damage or injury happening to any person whilst using such elevator, or occasioned o any person by such elevator or any appurtenances and whether such damage or injury shall happen by reason of the act, omission or negligence or otherwise of the Lessor, or any of its employees, servants, agents or otherwise howsoever.

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WATER          THE Lessor agrees to pay for normal water consumed on the said premises but in the event of any abnormal consumption of water either by reason of the character of the business carried on by the Lessee or by the use of mechanical or other contrivances the Lessee consents to the installation of a water meter at his own expense, if necessary, and further agrees to pay for the excess water consumed on the said premises.

PLATE          THE Lessee agrees at his own expense to replace any plate glass
GLASS          or other glass that has been broken or removed during the term of the within lease or of any renewal thereof and will during the said term keep the plate glass fully insured in some company approved by the Lessor.

FIRE PROVIDED that if during the term herein or any renewal thereof the premises shall be destroyed or damaged by fire or the elements then the following provisions shall apply:

               (a) If the demised premises shall be so badly injured as to be unfit for occupancy, and as to be incapable of being repaired with reasonable diligence within on hundred and twenty days of the happening of such injury, then the term hereby granted shall cease and be at an end to all intents and purposes from the date of such damage or destruction, and the Lessee shall immediately surrender the same, and yield up possession of the demised premises to the Lessor, and the rent from the time of such surrender shall be apportioned;

               (b) If the demised premises shall be capable, with reasonable diligence, of being repaired and rendered fit for occupancy within one hundred and twenty days from the happening of such injury as aforesaid, but if the damage is such as to render the demised premises wholly unfit for occupancy, then the rent hereby reserved shall not run or accrue after such injury, or while the process of repair is going on, and the Lessor shall repair the same with all reasonable speed, and the rent shall recommence immediately after such repairs shall be completed.

               (c) If the demised premises shall be repaired within one hundred and twenty days as aforesaid, and if the damage is such that the said premises are capable of being partially used, then until such damage shall have been repaired, the rent shall abate in the proportion that the part of the demised premises rendered unfit for occupancy bears to the whole of the demised premises.


NO ABATEMENT   THERE shall be no abatement from or reduction of the rent due
OF RENT        hereunder, nor shall the Lessee be entitled to damages, losses, costs or disbursements from the Lessor during the term hereby created on, caused by or on account of fire, (except as above), water, sprinkler systems, partial or temporary failure or stoppage of heat, light, elevator, live steam or plumbing service in or to the said premises or building, whether due to acts of God, strikes, accidents, the making of alterations, repairs, renewals, improvements, structural changes to the said premises or buildings or the equipment or systems supplying the said services, or from any cause whatsoever; provided that the said failure or stoppage be remedied within a reasonable time.

RIGHT TO SHOW  THAT the Lessee will permit the Lessor to exhibit the demised
PREMISES premises during the last three months of the term to any prospective tenant and will permit all persons having written authority therefor to view the said premises at all reasonable hours, on prior notice.

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NOTICES        THAT any notice which either of the parties is required or permitted to give pursuant to any provision of this lease may, if intended for the Lessee, be given by a writing left at the demised premises or mailed by registered mail addressed to the Lessee at the demised premises, and if intended for the lessor by a writing left at the premises of the Lessor at 489 College Street, Suite 401, Toronto, Ontario, M6G 1A5 or mailed by registered mail addressed to the Lessor at the Lessor's said premises, and such notice shall be deemed to have been given at the time it was delivered or mailed, as the case may be.

OVER           PROVIDED further and it is hereby agreed that should the Lessee
BUILDING       hold over after the expiration of this lease and the Lessors thereafter accept rent for the said premises, the Lessee shall hold the said premises as a monthly tenant only of the Lessors but subject in all other respects to the terms and conditions of this lease.

               The words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender, and words importing persons shall include firms and corporations and vice versa.

               Unless the context otherwise required, the word "Lessor" and the word "Lessee" wherever used herein shall be construed to include and shall mean the executors, administrators, successors and/or assigns of the said Lessor and Lessee, respectively, and when there are two or more Lessees bound by the same covenants herein contained, their obligations shall be joint and several.


               **Save and except for the rent which shall be twice the minimum base rent of the last year of this lease agreement.

               Schedules "A" and "B" annexed hereto shall form a part of this Lease Agreement.

DEPOSIT The Lessor acknowledges receipt of first and last month's rent in the amount of SEVEN THOUSAND, TWO HUNDRED AND EIGHTY-SIX DOLLARS AND SEVENTY CENTS ($7,286.70) inclusive of GST, to be held without interest which sum shall be applied by the Lessor against the first and last month's payment of base minimum rent as they shall come due hereunder (the "ADVANCE RENT").


               At the Lessor's option, that portion of the Advance Rent to be applied against the last month's Base Minimum Rent may be applied as security for the performance by the Lessee of the covenants and obligations on its part contained in this Lease throughout the balance of the Term (the "Security Deposit"). If the Security Deposit, or any portion thereof is appropriated and applied by the Lessor for any sums due and payable to the Lessor pursuant to this Lease, then the Lessee shall upon written demand of the Lessor, forthwith remit to the Lessor a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and the Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease.

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               Lessee covenants to provide the Lessor with a minimum of twelve
               (12) post-dated rent cheques on the execution of this Lease and on each anniversary date of this Lease. Lessor shall have the right to insist on post-dated cheques only if the Tenant has delivered its rent late three times or more.

               IN WITNESS Whereof the parties hereto have executed these presents.

SIGNED, SEALED and DELIVERED   ISN INTERNET SPORTS NETWORK, INC.
                               (LESSEE)


                               Per:____________________________________________
                                   I have the authority to bind the Corporation.


                               Per:____________________________________________
                                   I have the authority to bind the Corporation.


                               217-225 RICHMOND STREET WEST LIMITED
                               (LESSOR)


                               Per:____________________________________________
                                   I have the authority to bind the Corporation.

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       SCHEDULE OF RULES AND REGULATIONS FORMING PART OF THE WITHIN LEASE

1. The sidewalks, entrances, elevators, stairways and corridors of the building shall not be obstructed by any tenants or used by them for any other purpose than for ingress and egress to and from their respective offices, and no tenant shall place or allow to be placed in the hallways, corridors or stairways any waste paper, dust, garbage, refuse or any thing whatever that shall tend to make them appear unclean, untidy or filthy;

2. The floors, sky-lights and windows that reflect or admit light into passageways or into any place in the said building shall not be covered or obstructed by any of the tenants, and no awnings shall be put over any window; the water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein, and any damage resulting to them from misuse shall be borne by the tenant by whom or by whose employee the damage was excused.

3. All window signs, interior signs and signs on glass doors must be approved in writing by the Lessor before the Lessee engages a sign contractor to paint said signs, and all such signs shall be painted in the form previously so approved by the Lessor.

4. In the event that the Lessor provides and installs a Public Directory Board inside the main entrance to the building, the tenant's or tenants' name or names shall be placed on the said Board at the expense of such tenant or tenants, same to be charged to the tenant or tenants in the month's bill for rent next rendered, and shall be recoverable as rent.

5. If any sign, advertisement or notice shall be inscribed, painted affixed by the Lessee on or to any part of the said building whatsoever, then the Lessor shall be at liberty to enter on said premises and pull down and take away any such sign, advertisement or notice, and the expense thereof shall be payable by the Lessee.

6. If by reason of any alterations which the Lease may make or may permit to be made, with or without the consent of the Lessor, to any part of the demised properties or to any fixtures in the demised premises, the addition of any equipment or the use of any material which the Lessee, its employees or other persons permitted by the Lessee to be on the premises may use or keep in the said premises, or any change in the type of occupancy of the demised premises which the Lessee may make or permit to be made, there is any increase in the insurance premiums payable by the Lessor on any fire insurance which may be in effect or which the Lessor may hereafter place upon the building of which the demised premises form a part, the Lessee agrees to pay to the Lessor the amount of such increase, and the parties agree that a statement by the insurance broker of the Lessor of the amount of such increase shall be final and binding upon the parties.

7. No safety, machinery, equipment, heavy merchandise or anything liable to injure or destroy any part of the building shall be taken into it without the consent of the Lessor in writing, and the Lessor shall in all cases retain the power to limit the weight and indicate the place where such safe or the like is the stand, and the cost of repairing any and all damage done in the building by taking in or putting out such safe or the like or during the time it is in or on the premises, shall be said for on demand by the tenant who so causes it. No tenant shall load any floor beyond the reasonable weight carrying capacity as set forth in the municipal or other codes applicable to the building.

8. In order that the demised premises may be kept in a good state of preservation and cleanliness, the tenant shall during the continuance of its lease permit the janitor or caretaker of the Lease to take charge of and clear the demised premises.

9. No tenant shall employ any person or persons other than the janitor or caretaker of the Lessor for the purpose of such cleaning or of taking charge of said premises, it being understood and agreed that the Lessor shall be in no wise responsible to any tenant for any loss of property from the demised premises, however occurring, or any damage done to the furniture or other effects of any tenant by the janitor or caretaker of any of its employees, and or at any time during emergencies.

10. The Lessor shall the demised premises of reasonable hours in the day/to examine the same to make such repairs and alterations as it shall deem necessary for the safety and preservation of the building, and also during the three months previous to the expiration of the lease of the demised premises, to exhibit the said premises to be let and put upon them its usual notice "For Rent", which said notice shall not be removed by any tenant.

11. Nothing shall be thrown by the tenants, their clerks or servants, out of the windows or doors or down the passages and sky-lights of the building.

12.   No animals shall be kept in or about the premises.

13. If the Lessee desires telegraph or telephone, call bell or other private signal connections, the Lessor reserves the right to direct the electricians or other workmen as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires shall take place. No other wires of any kind shall be introduced without the written consent of the Lessor.

14. No one shall use the leased premises for sleeping apartments or residential purposes.

15. Tenants and their employees shall not make or commit any improper noise in the building, or in any way interfere with or annoy other tenants or those having business with them.

16. All tenants must observe strict care not to allow t heir windows to remain open so as to admit rain or snow, or no as to interfere with the heating of the building. The tenants neglecting this rule will be responsible for any injury caused to the property of other tenants or to the property of the Lessor by such carelessness. The Lessee, when closing offices for business, day or evening, shall close all windows and lock all doors.

17. The Lessee agrees not to place any additional locks upon any doors of the demised premises and not to permit any duplicate keys to be made therefor; but to use only additional keys, obtained from the Lawyer, at the expense of the Lessee, and to surrender to Lessor on the termination of the lease all keys of the said premises.

18. The Lessee shall give to the Lessor prompt written notice of any accident or any defect in the water pipes, gas pipes, heating apparatus, telephone or electric light, or other wires in any part of said building.

19. My inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in the demised premises.

20. The caretaker will have charge of all radiators and will give all information for the management of the same, and the Lessee shall give to the Lessor prompt written notice of any accident to or defects in the water pipes or heating apparatus.

21. No bicycles or other vehicles be brought within the building or upon the Lessor's property, including any lane or courtyard.

22. Nothing shall be placed on the outside of windows or projections of the demised premises. No air-conditioning equipment shall be placed at the windows of the demised premises without the consent in writing of the Lessor.

23. Spikes, hooks, nails, screws or knobs shall not be put into the walls or woodwork.

24. No freight, furniture or packages will be received in the building or carried up or down in the elevator between the hours of 8 a.m. and 6 p.m.

25. All glass, locks and trimmings in or upon the doors or windows of the demised premises shall be kept whole and whenever any part thereof shall become broken, the same shall be immediately replaced or repaired under the direction and to the satisfaction of the Lessor, and such replacements and repairs shall be paid for by the Lessee.

26. No heavy equipment of any kind shall be moved within the building without skids being laced under the same, and without the consent of the Lessor in writing.

27. Any alterations, additions, renewals or changes made in the partitions or divisions of the rooms or linoleum floors during the currency of this lease shall, if made at the request of the Lessee, be done by the Lessor at the expense of the Lessee, and shall be subject to the approval in writing and direction of the Lessor.

28. The Lessor shall not be liable for any damage to any property at any time on the demised premises, nor for the theft of any of the said property, nor shall it be liable for any escape or leakage of smoke, gas, water, rain or snow, however caused, nor for any accident to the property of the Lessee.

29.   Any person entering upon the roof of the building does so at his own risk.

30. The Lessee shall not enter into any contract with any person or persons or corporations for the purpose of supplying towels, soap or sanitary supplies, etc., ice or spring water, unless the said person or persons or corporations agree that the time and place of delivery for such articles and the elevator service to be used in connection therewith shall be subject to such rules and regulations as the Lessor may from time to time prescribe.

31. Tenants, their agents and employees shall not take food into the elevator or into public or revised portions of the building unless such food is carried in covered receptacles approved by the Lessor in writing.

32. The Lessor reserves the right to restrict the use of the demised premises to the Lessee and/or the employees after 6 p.m.

33. No tenant shall make a door-to-door canvass of the building for the purpose of selling any products or services to the other tenants without the written consent of the Lessor.

34. No tenant shall be permitted to do cooking or to operate cooking apparatus except in a portion of the building rented for the purpose.

35. The Lessor shall have the right to make such other and further reasonable rules and regulations and to alter, amend or cancel all rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the building and for the preservation of good order therein and the same shall be kept and observed by the tenants, their clerks and servants. The Lessor may from time to time waive any of such rules and regulations as applied to particular tenants and is not liable to the Lessee for breaches thereof by other tenants.

                                  SCHEDULE "B"

                         OF THE LEASE AGREEMENT BETWEEN
                 ISN INTERNET SPORTS NETWORK INC. (THE "LESSEE")
                                       AND
               217-225 RICHMOND STREET WEST LIMITED (THE "LESSOR")

1.00      DEFINITIONS

1.01 "Additional Rent" means any and all sums of money or charges to be paid to the Lessor whether or not the same are designated "Additional Rent" and all such sums are payable in lawful money of Canada without deduction, abatement, set-off or compensation whatsoever.

1.02 "Proportionate Share" means a fraction having, as its numerator, the Full Floor Leaseable Area of the Leased Premises and, as its denominator, the total Full Floor Leaseable Areas of all Rentable Premises from time to time in the Building, provided that the denominator for determining Proportionate Share may be adjusted depending upon allocations made by Lessor, acting reasonably, for Operating Costs and Realty Taxes.

1.03 "Common Areas and Facilities" means those areas within or adjacent to the Building as may be set aside by the Lessor from time to time for use in common by such persons as may be permitted use thereof by the Lessor, including the Lessees of the Building, their agents, employees, invitees, licensees, customers, and persons having business with them, and all others now of hereafter entitled thereto and without limiting the generality of the forgoing, shall include the parking areas, roadways, sidewalks, landscaped areas, truck courts, loading areas, driveways, if any, communal refuse areas, electrical, heating/ventilating, air-conditioning, plumbing and drainage equipment, facilities, services and installations, and any enclosures constructed therefor, public washrooms, fountains, customer and service stairways, elevators, general signs, including entrances, exits, directional and any exterior Lessees' identification signs, if any and all other areas, facilities, equipment and installations which are provided or designated (and which may be changed) from time to time by the Lessor for the use by or benefit of the Lessee, its employees, customers and in common with others entitled to their use or benefit in the manner and for the purpose permitted by the Lease.

2.01      TAX ESCALATION

          The Lessee covenants and agrees to and with the Lessor that if and whenever during the Term, the municipal and other real property taxes including but not limiting to school and local improvement rates payable by the Lessor upon the lands and premises of which the demised premises form a part, shall in the calendar year exceed the amount of tax payable during the year 1998, the Lessee shall pay to the Lessor upon demand as Additional Rent a Proportionate Share of such increase or the Lessor may choose to charge the Lessee on the increase in realty taxes based on the difference between Lessee's assessed value over the assessed value of the leased premises during the base year of 1998. This provision shall apply each year during the term of this lease. In the event the Lessee fails to pay such increase within 20 days of demand, the Lessor shall have the same remedies and may take the same steps for the recovery of rent in arrears under this lease.

2.02      ADDITIONAL TAXES & GST

          The Lessee further covenants and agrees to and with the Lessor that if and whenever during the lease term, any business transfer tax, value added tax, sales tax, goods and services tax (GST) is imposed on the Lessor on any rent payable under the leases in the Building, the Lessee shall pay to the Lessor upon demand as Additional Rent, the Lessee's Proportionate Share of such tax. This provision shall apply each year during the term of this Lease. In the event the Lessee fails to pay such increase forthwith, within 20 days of demand, the Lessor shall have the same remedies and may take the same steps for the recovery of rent in arrears under this Lease.

3.01      HEAT & OPERATING COST ESCALATION

          The Lessee covenants and agrees to and with the Lessor that if during the term of the demised premises the Annual Heating Costs or the Annual Operating Costs, for the building in which the demised premises are located, exceed the amount of costs payable during the Heating Season of 1998 and/or the Operating Cost as the case may be during the operating year 1998, the Lessee shall pay to the Lessor, within 20 days of demand as additional rent, its Proportionate Share of such increase. This provision shall apply each year during the term of the lease.

4.00      ADDITIONAL RENTS AND OBLIGATIONS

4.01 The Lease shall be semi-gross to the Lessor notwithstanding which however it is agreed and understood that throughout the Term save and except for the "abatement period", the Lessee shall still be responsible for and shall pay:

          (a) All obligations and costs whatsoever in respect of the Premises including without limiting the generality of the foregoing:

          (i) in respect of all hydro supplied to or consumed in the Premises, cost of consumption determined by a separate hydro meter and such cost to be divided in a proportionate manner, to be shared with the Lessee's for that particular floor area whereby the hydro is being consumed;

          (ii) business expenses that the Lessee shall contract for specific to its business or Leased Premises including phone lines, internet services, office cleaning, etc.;

          (iii) all goods and service taxes, sales taxes, value added taxes, business transfer taxes and all other similar taxes imposed upon the Lessee with respect to the Rent payable by the Lessee to the Lessor under the Lease;

4.02      OPERATING COST

          Lessee further covenants and agrees to pay, its Proportionate Share (as hereinafter defined) of the costs, over the operating base year of 1998, incurred for repairing, replacing, operating, maintaining, managing and insuring the Building including, without limiting the generality of the foregoing:

          (i) heating, ventilating, air-conditioning and humidity control of the Building, and fire sprinkler maintenance and monitoring, if any, of the Building;

          (ii) cleaning, common area janitorial services, window cleaning and waste removal;

          (iii) maintenance of all outside areas, including snow and ice clearing and removal, and salting of driveways, parking areas and sidewalks adjacent to the Building;

          (iv) all insurance which the Lessor obtains and the cost of any deductible amounts payable by the Lessor in respect of any insured risk or claim;

          (v) maintenance, repairs and replacements in respect of the Building, including structural repairs but excluding inherent structural defects or weaknesses, with capital items to be depreciated or amortized over a reasonable period of time in accordance with generally accepted accounting principles;

          (vi)   all capital taxes;

          (vii) all costs in the nature of operating costs in respect of services and facilities shared by users of the Building, to the extent the Lessor performs or contributes to the same as a result of its ownership of the Building;

          (viii) engineering, accounting, legal and other consulting and professional services relating to the Building and the common areas and facilities;

          (ix)   business taxes on common areas and facilities, if any;

          (x) the fair rental value of space occupied by the Lessor for management, supervisory or administrative purposes relating to the Building;

          (xi) depreciation or amortization over a reasonable period of time in accordance with generally accepted accounting principles of all improvements, furnishings, fixtures, equipment, machinery, systems and facilities constructed or installed in or used in connection with the Building which by their nature require periodic or substantial repair or replacement, or which are constructed, installed or used primarily to reduce the costs of other items included in operating costs, whether or not such costs are in fact reduced;

          (xii) a management fee of four and one-half (4.5%) percent of gross amounts received or receivable by the Lessor in respect of the Building for all items included in the Lease as rent; and

          (xiii) the foregoing cost shall exclude building financing costs, insurance recoveries, and leasing costs.

          The Lessor shall provide reasonably detailed operating cost statements within a reasonable period following expiry of each lease year, as more fully described below. The Lessor shall upon request make available for review of the Lessee, copies of invoices and other supporting documentation for any items as reasonably requested by the Lessee for review.

4.03 The amounts payable under tax, heating and operating cost escalations and GST, as Additional Rent, may be estimated by the Lessor for 12 months in advance and the Lessee agrees to pay to the Lessor its Proportionate Share of such amounts in equal monthly installments in advance during such period.

4.04 Notwithstanding the foregoing as soon as bills for all or any portion of the amounts so estimated are received the Lessor may bill the Lessee for the Lessee's Proportionate Share thereof and the Lessee shall pay the Lessor the amounts as billed less all amounts previously paid by the Lessee on the basis of the Lessor's estimates, within 20 days of demand. In the event the Lessee fails to pay such amounts within 20 days of demand, the Lessor shall have the same remedies and may take the same steps for recovery of rent in arrears under this lease.

4.05 Within a reasonable period of time after the end of the period for which such estimated payments have been made, the Lessor shall deliver to the Lessee a statement, certified by an officer of the Lessor showing, in reasonable detail, the Taxes, Additional Taxes, Heating and Operating Cost escalations for the period together with the Lessee's Proportionate Share of the costs and expenses payable pursuant to Sections 2.01, 2.02, 3.01, 4.00 and 5.01 and an adjustment (if required) shall be made between the parties within Twenty (20) days after delivery of such statement. The obligation herein shall survive the expiration of the Term or earlier Termination of this Lease.

5.01      HYDRO ELECTRIC CHARGES

          The Lessee covenants to pay his share of charges for electricity
consumed in the Premises.   The amount shall be estimated by the Lessor and is
to be paid monthly in addition to the rent. In the event the Lessee fails to pay such electrical charges forthwith, the Lessor shall have the same remedies and may take the same steps for the recovery of rent in arrears under the terms of this Lease.

6.01      INSURANCE

          The Lessee shall take out and keep in force during the Term hereof all risk insurance for Lessee's equipment and fixtures. The Lessee shall take out and keep in force during the Term hereof property damage insurance and public liability insurance for a minimum amount of $2,000,000.00 for claims arising out of the negligence of the Lessee, its employees, agents and invitees, all in amounts and with policies in form satisfactory from time to time to the Lessor and all with recognized insurance companies, and shall furnish certificates thereof to the Lessor. The Lessee agrees that if the Lessee fails to take out or to keep in force such insurance that the Lessor will have the right to do so and to pay the premium therefor and in such event the Lessee shall repay to the Lessor the amount paid as premium, which repayment shall be deemed to be additional rent payable on the first day of the next month following the said payment by the Lessor.

7.00      INDEMNITY

7.01 The Lessee covenants that the Lessor shall not be held liable for and the Lessee covenants to indemnify and keep indemnified and to save harmless the Lessor against and from any and all claims and demands for personal injury or property damage asserted by or on behalf of the Lessee or any employee of the Lessee, howsoever the said injury or damage may be occasioned, and to indemnify and to keep indemnified and to save harmless the Lessor against and from all costs, legal fees, expenses and liabilities incurred in or about any such claim or demand or any action, suit or proceeding brought thereon.

7.02 To indemnify and save harmless the Lessor against and from any and all claims, including without limiting the generality of the foregoing all claims for personal injury or property damage, arising from the conduct of any work or by or through any act or omission of the Lessee or any assignee, sub-Lessee, agent, contractor, servant, employee, invitee or licensee of the Lessee, and against and from all costs, counsel fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

7.03 Notwithstanding the above the Lessor agrees to be responsible for all claims and liabilities arising from the negligence of the Lessor or any person for whose conduct the Lessor is responsible and for any cost incurred by the Tenant in connection with any action pertaining thereto, save and except for claims and liabilities for which the Lessee, under the terms of this Lease Agreement, is responsible to insure for.

8.00      ACKNOWLEDGMENT OF TENANCY,  ATTORNMENT AND SUBORDINATION

8.01 Within ten (10) days after request therefor by the Lessor, the Lessee agrees to deliver a certificate to any proposed mortgagee or purchaser, or to the Lessor, certifying (if such be the case) that this Lease is in full force and effect, that rent is paid currently without any defenses or offsets thereto, that the Lessee is in possession, that there are no incurred defaults by the Lessor or stating those claimed by the Lessee, and such other matters as the Lessor may reasonably require.

8.02 It is a condition of the Lease and the Lessee's rights granted hereunder, that this Lease and all of the rights of the Lessee hereunder are subordinate to any and all mortgages, trust deeds or other instruments of financing, refinancing or collateral financing, from time to time in existence against the Building. Upon request, the Lessee will subordinate this Lease and all of its right hereunder in such form or forms as the Lessor may require to any and all mortgages, trust deeds or other instruments of financing, refinancing or collateral financing, as aforesaid, and will, if requested, attorn to the holder thereof or to the registered owners of the Building, as the case may be, provided that the same does not in any way infringe or prejudice the Lessee's right of quiet enjoyment. The Lessee further covenants and agrees that it will, upon request, provide the Lessor with such information as to the Lessee's financial standing and corporate organization as the Lessor its mortgagees or a trustee for any bondholders may reasonably require.

9.01      DISCHARGE OF LIENS

          The Lessee shall promptly pay all Lessee's contractors, suppliers and material men and shall do any and all things necessary to minimize the possibility of a lien attaching to the Leased Premises and/or Building and should any such lien be made or filed, the Lessee shall discharge the same forthwith (after notice thereof is given to the Lessee) at the Lessee's expense. In the event the Lessee shall fail to cause any such lien to be discharged, as aforesaid, then, in addition to any other right or remedy of the Lessor, the Lessor may, but it shall not be so obligated, discharge same by paying the amount claimed to be due into Court and the amount so paid by the Lessor and all costs and expenses including solicitors' fees (on a solicitor and client basis) incurred herein for the discharge of such lien shall be due and payable by the Lessee to the Lessor as additional rent on demand.

10.00     GARBAGE

10.01 The Lessee shall not allow any refuse, garbage or other loose or objectionable material to accumulate in or about the Building or the Common Areas and Facilities and will at all times keep the Leased Premises in a clean and wholesome condition consistent with the purposes for which the same were let; and that the Common Area Facilities, including the plumbing facilities shall be used for any purpose other than that for which they were built and no foreign substance, refuse or garbage of any kind shall be thrown therein.

10.02 The Lessee at its sole expense, shall provide a proper area for the deposit of debris, garbage, trash and refuse of a perishable nature and for
removal of the same on a regular basis.   No debris, garbage, trash or refuse
shall be placed or left, or be permitted to be placed or left in, on or upon any part of the Building outside of the Leased Premises.

10.03 If the Lessor shall cause the debris , garbage, trash and refuse deposited in the areas referred to herein to be removed from the Real Property, in the event that the Lessor incurs any costs or expenses with respect to such removal, and in the event that the Lessee uses such removal services, the Lessee shall be charged, without duplication, however, with its Proportionate Share of such costs or expenses and an amount equal to fifteen percent (15%) of its Proportionate Share of such costs for administration expenses, which charges shall be deemed Rent payable to the Lessor upon demand.

11.01     OVERLOADING

          The Lessee will not bring upon the Leased Premises or any part thereof, any machinery, equipment, article or thing that by reason of its weight, size, or use might, in the opinion of the Lessor, damage the Leased Premises and will not at any time overload the floors of the Leased Premises, and that if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading, or by any act, neglect or misuse on the part of the Lessee, or any of its servants, agents or employees, or by any person having business with the Lessee, the Lessee shall forthwith repair the same or pay to the Lessor the cost of making good the same.

12.01     LESSEE NOT TO OVERLOAD FACILITIES

          The Lessee will not install any equipment which would exceed or overload the capacity of the utility facilities in the Leased Premises and agrees that if any equipment installed by the Lessee shall require additional utility facilities, the same shall be installed, if available, and subject to the Lessor's prior written approval thereto (which approval may be unreasonably withheld), at the Lessee's sole cost and expense in accordance with plans and specifications to be approved in advance by the Lessor, in writing.

13.01     REGISTRATION

          Neither the Lessee or anyone on the Lessee's behalf or claiming under the Lessee shall register this Lease or any assignment or sublease of this Lease or any document evidencing any interest of the Lessee in the Lease or the Leased Premises, or against the lands or any part thereof comprising the Building. If either party intends to register a document for the purpose only of giving notice of this Lease or of any assignment or sublease of this Lease, then upon request of such party, both parties shall join in the execution of a short form or notice of this Lease ("Short Form") solely for the purpose of supporting an application for registration of notice of this Lease or of any assignment or sublease against the interest of the Lessor, or any part thereof in the Real Property. The form of the Short Form and of the application to register notice of this Lease or of any assignment of sublease shall (i) be prepared by the Lessor or its solicitors or, at the Lessee's option, by the lessee (subject to the Lessor's prior approval) but in any event, at the Lessee's expense; (ii) include therein a provision for, and require consent to, such registration by or on behalf of the Lessor; and (iii) only describe the parties, the Leased Premises and the Commencement Date and the expiration date of the Term.

14.01     SUBLETTING OR ASSIGNMENT

          Notwithstanding Lessor at its sole option may grant consent for subletting or assignment of the whole or part of the demised premises, and such consent shall not be unreasonably withheld, provided that the following are made a condition to giving consent:

          a) The Lessee is not in breach or default of its obligations under the lease.

          b) Every request for consent may be in writing accompanied by an executed copy of the assignment or subletting agreement entered into between the Lessee and the proposed assignee(s) or sub-Lessee(s) and shall include such information as the nature of the business which the proposed assignee or sub-Lessee carries on, financial, corporate, banking and any other information on the same as required by Lessor, and shall include a covenant of the assignee's or sub-Lessee's to perform all Lessees' obligations under this Lease in a form to be approved by the solicitor for the Lessor.

          d) No assignment or sublease shall in any manner release the Lessee from obligations of this Lease.

          e) The Lessee shall pay to the Lessor the Lessor's reasonable legal and/or administrative fees in connection with the proposed assignment or sublease.

          f) The Lessor shall be entitled as additional rent to any excess of rent paid by assignee or sub-Lessee over the rent specified to be paid by the Lessee or Lessee in this Lease.

The Lessor shall further be entitled as additional rent to any consideration received by the Lessee from the assignee or sub-Lessee for the assignment or sublease.


15.01     NAME OF BUSINESS

          The Lessee covenants that the business to be conducted on the leased premises shall be known by the name " ISN INTERNET SPORTS NETWORK INC." and by no other name whatsoever without the prior written consent of the Lessor, and such consent shall not unreasonably be withheld.

16.01     STRUCTURAL REPAIRS
          The Lessor shall be responsible for structural repairs to the building including walls, floors and roof deck and to include its services to the building not resulting from the Lessee's negligence or default. The Lessor shall undertake any such repairs promptly upon receipt of notice from the Lessee.

17.00     LESSEE'S COVENANTS AND AGREES

17.01 That during the term granted, at its own expense to repair, maintain and keep the demised premises and every part thereof in good order and in a clean and sanitary condition and in accordance with the laws, bylaws, directions, order, rules and regulations of all governmental agencies having jurisdiction and to the requirements of the Lessor's insurers, and will perform promptly the necessary maintenance, repairs and replacements in, on, to and about the demised premises without limiting the foregoing, the plumbing facilities, air-conditioning system, electrical lighting and fixtures, windows and the Lessee shall keep the demised premises well painted, clean and presentable and shall maintain the demised premises in the same condition as a prudent owner would do.

17.02 To permit the Lessor at all reasonable times, on reasonable notice, to enter upon and view the state of repair and maintenance of the Premises and to comply with all reasonable requirements of the Lessor with respect to the care and maintenance and repair thereof, reasonable wear and tear not inconsistent with the maintenance of the Leased Premises suitable as a first class office/industrial building only excepted and to permit the Lessor to carry out and make repair and replacements which are the Lessor's responsibility at such time and in such manner as will not reasonably interfere with the use by the Lessee of the Leased Premises or the conduct of the Lessee's business thereon.

17.03 That it will not at any time paint, mark or deface the exposed wood ceiling or the columns within the Leased premises or the common areas of the Building.

18.01     NO REPRESENTATION

          It is understood and agreed that there are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this Lease whether expressed or implied, either oral or written, except those set forth in this Lease. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Lessor or the Lessee unless reduced to writing and signed by each of them. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

19.00     DEFAULT BY THE LESSEE AND REMEDIES

19.01     In any of the following shall occur:

          (i) Lessee shall fail, for any reason, to make any payment of Rent as and when the same is due to be paid hereunder and such default shall continue for five (5) days after such payment was due and after notice is given to Lessee;

          (ii) Lessee shall fail, for any reason, to perform any other covenant, condition, agreement or other obligation on the part of Lessee to be observed or performed pursuant to this Lease (other than the payment of any Rent) and such default shall continue for fifteen (15) days after written notice thereof or such shorter period as expressly provided herein.

          (iii) any of Lessor's policies of insurance on the Premises or any part or contents thereof shall be actually or threatened to be cancelled or adversely changed as a result of any use of occupancy or contents in the Premises.

          (iv) Lessee shall purport to make a Transfer affecting the Premises, or the Premises shall be used by any person or for any purpose, other than in compliance with and as expressly authorized by this Lease.

          (v) Lessee or any other person occupying any portion of the Premises shall make an assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statue for bankrupt or insolvent debtors or make any proposal, assignment, arrangement or compromise with its creditors or, of any steps are taken or action or proceedings commenced by any person for the dissolution, winding up or other termination of Tenant's existence or liquidation of its assets.

          (vi) a trustee, receiver, receiver manager, agent or other like person shall be appointed in respect of the assets or business of Lessee or any other occupant of the Premises.

          (vii) Lessee attempts to or does abandon the Premises or remove or dispose of any goods and chattels from the Premises to that there would not, in the event of such removal or disposal, be sufficient goods of Lessee on the Premises subject to distress to satisfy all arrears of Rent payable under this Lease and all Rent payable hereunder for a further period of at least six (6) months, or it the Premises shall be vacant or unoccupied for a period of five
(5) consecutive days or more without the prior written consent of Lessor.

          (viii) Lessee makes any sale in bulk affecting any property on the Premises (other than in conjunction with a Transfer approved in writing by the Lessor and made pursuant to all applicable legislation).

          (ix) this Lease or any goods or other property of Lessee shall at any time be seized or taken in execution or attachment which remains unsatisfied for a period of five (5) days or more; and


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

          (x) termination or re-entry by Lessor is permitted under any provision of this Lease or at law.

then without prejudice to and in addition to any other rights and remedies to which Lessor is entitled pursuant hereto or at law, then current and the next three (3) months' Rent shall be forthwith due and payable and Lessor shall have the following rights and remedies, all of which are cumulative and not alternative, to:

          (i) terminate this Lease in respect of the whole or any part of the Premises by written notice to Lessee; if this lease is terminated in respect of part of the Premises, this Lease shall be deemed to be amended by the appropriate amendments, and proportionate adjustments in respect of Rent and any other appropriate adjustments shall be made in such manner as shall be determined by Lessor.

          (ii) enter the Premises as agent of Lessee and as such agent to relet them for whatever term (which may be for a term extending beyond the Term) and on whatever terms and conditions as Lessor in its sole discretion may determine and to receive the rent therefor and, as the agent of Lessee, to take possession of any furniture, fixtures, equipment, stock or other property thereon and, upon giving written notice to Lessee, to store the same at the expense and risk of Lessee or to sell or otherwise dispose of the same at public or private sale without further notice and to make such alterations to the Premises in order to facilitate their re-letting as Lessor shall determine, and to apply the net proceeds of the sale of any furniture, fixtures, equipment, stock or other property or from the re-letting of the Premises, less all reasonable expenses incurred by Lessor in making the Premises ready for re-letting and in re-letting the Premises, on account of the due and to become due under the Lease and Lessee shall be liable to Lessor for any deficiency and for all such reasonable expenses incurred by Lessor as aforesaid, no entry or taking possession of or performing alterations to or re-letting of the Premises by Lessor shall be construed as an election on Lessor's part to terminate this lease unless a written notice of such intention or termination is given by Lessor to Lessee.

          (iii) remedy or attempt to remedy any default of Lessee in performing any repairs, work or other covenants of Lessee hereunder and, in so doing, to make any payments due or claimed to be due by Lessee to third parties and to enter upon the Premises, without any liability to Lessee therefor or for any damages resulting thereby, and without constituting a re-entry of the Premises or termination of this Lease and without being in breach of any of the Lessor's covenants hereunder and without thereby being deemed to infringe upon any of Lessee's rights pursuant hereto, and, in such case, Lessee shall pay to third parties in respect of such default and all reasonable costs of Lessor in remedying or attempting to remedy any such default plus ten (10%) percent of the amount of such costs of Lessor's inspection and supervision plus a further ten (10%) percent for overhead and profit.

          (iv) obtain damages from Lessee including, without limitation, if this Lease is terminated by Lessor, all deficiencies between all amounts which would have been payable by Lessee for what would have been the balance of the Term, but for such termination, and all net amounts actually received by Lessor for such period of time; and

          (v) suspend or cease to supply an utilities, services, heating, ventilation, air-conditioning and humidity control to the Premises, all without liability of Lessor for any damages, including indirect or consequential damages, caused thereby.

19.02 PROVIDED, and it is hereby expressly agreed, that if and whenever the taxes, rates or Additional Rent charges which the Lessee has herein covenanted to pay and which shall constitute a lien or charge upon the demised premises, shall be unpaid and overdue for fifteen (15) days, although no formal demand thereof shall have been made, shall be unpaid and overdue for five (5) days after written demand thereof shall have been made, may pay all or any of the same and all of such payments so made shall constitute additional rent forthwith payable with interest at the rate of four per cent (4%) over the prime rate charged by the Canadian Imperial Bank of Canada to its best commercial customers per annum from the date of each such payment is due, until fully paid. Notwithstanding, any such non-payment shall constitute a breach of said Lease Agreement allowing the Lessor to proceed with the Lessor's full rights to remedies without further delay or notice.

20.00     OPTION TO RENEW


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

          Upon written notice by the Lessee to the Lessor at least three (3) months and not more than six (6) months prior to the expiry of the Term, and provided that the Lessee is not in default under the terms of this Offer to Lease and the Lease, the Lessee shall have the option to renew the Lease for a further term ("Renewal Term") of two (2) years on the same terms and conditions as the Lease save and except there shall be no period whereby Minimum Rent is not paid, the Lessee accepts the Premises on an "as is" basis, there shall be no further option to renew and the Minimum Rent shall be negotiated and agreed upon between the parties which shall be at the then current rate for similar premises in a similar area, but in no event to be less than the Rental Rate for the last year of the Lease Term.

21.00     LESSOR'S RESPONSIBILITY

The Lessor, in the same manner and to the same extent as a prudent and reputable owner and operator of a building similar in size, age and location, shall:

          (a) keep or cause the Building to be kept in good repair and in a clean, orderly and safe condition, both inside and out, including the contracting of a pest control program for the Building, if deemed required;

          (b) provide and maintain the common areas and common washroom facilities for use during normal business hours for the Building to be used by the Lessee and all others entitled thereto; and

          (c) effect as expeditiously as reasonably possible all repairs which it is required to make.

22.00     POST-DATED CHEQUES

          The Lessee shall deliver at its sole cost, to the Lessor's designated place of address, rent cheques in advance of the first day of each month being the due date for rent to be paid. Should the Lessee's rent cheques not be received by the Lessor prior to the rent due date on two separate occasions, then the Lessee, upon the request from the Lessor, shall deliver to the Lessor post-dated rent cheques for the next twelve (12) consecutive months and on each anniversary date of the lease or a lessor number of post-dated rent cheques as requested by the Lessor.

23.00     NOISE AND ODOURS

          The Lessee shall conduct its business on the Premises in keeping with a first-class building. To that end, the Lessee covenants and agrees that it shall not cause, suffer or permit any fumes, odours, noise or other element any of which is determined by the Lessor to be a nuisance or disturbance to the Lessor or any other occupant of the Building to emanate from the Premises. If the Lessor determines that any such fumes, odours, noise or other element is emanating from the Premises in such a manner as to cause any nuisance, the Lessee shall forthwith, upon notice from the Lessor, cause same to be rectified, failing which same shall be an event of default under the Lease.

24.00     ZONING

          Prior to the Lessee's commencement of installing leasehold improvements or occupying the Premises, the Lessee shall provide evidence satisfactory to the Lessor that the Lessee has obtained, at its expense, all necessary consents, permits and licenses for its occupancy of the Leased Premises, for its work to be done in the Leased Premises as set out in this Lease Agreement hereof complies with all relevant zoning by-laws from all appropriate governmental and regulatory authorities. It is understood and agreed and the Lessee covenants that any zoning applications for the Leased Premises shall be made only by the Lessor at the expense of the Lessee and no application for zoning shall be made by the Lessee. However the Lessee shall be responsible for at its own expense building permits and all other permits and approvals required.

25.00     EXCEPTION TO QUIET ENJOYMENT

          The Lessee acknowledges that the tenant occupying the space on the first floor of the Building contains a clause within its lease agreement which may infringe on the Lessee's right to Quiet Enjoyment as provided by standard


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

commercial lease agreements. Specifically, the first floor tenant operates a licensed club which is permitted to operate and play its music at levels it deems necessary to conduct business after 8:00 PM on any given day. During normal business hours, the first floor tenant may not increase the volume of its sound system above normal and customary levels of that of an office building. The Lessee also acknowledges that there are two other night clubs on the lower level of this building that do not have such restrictions in their lease agreements. As such, the Lessee acknowledges and agrees that there shall be no offset or abatement as it has received full disclosure of this arrangement prior to entering into this Lease or any subsequent Lease Agreement.

26.00     LESSEE'S WORK

26.01 The Lessee agrees to accept the premises in an "as is" condition, save and except the Premises shall be in a vacant, broom swept condition, and that at the time of possession, all existing mechanical systems are in a working condition. However, the Lessor does not provide any warranty or guarantee on the equipment after the date of possession. The Lessee shall have five (5) days after taking possession to notify the Lessor in writing should it find that there is a deficiency in any of the mechanical systems, failing which the Lessee has acknowledged that it has accepted the premises "as is".

          The Lessee may retain its own contractors to perform alterations in the Premises, subject to the restrictions for use of Lessor's contractors as noted below. Prior to the Lessee performing any work in the Premises, the Lessee shall provide to the Lessor a full set of plans of the work it intends to do in the Leased Premises for approval by the Lessor, which approval shall not be unreasonably withheld. The Lessee shall be responsible for obtaining all municipal and governmental approvals necessary to perform its work and shall bear the cost of all such approvals and work. The Lessee shall forthwith pay as Additional Rent all fines, costs and expenses incurred by the Lessor, in connection with the Lessee's failure to obtain all requisite permits.

          The Lessee will further covenant and agree that it will not, at any time, paint, mark or deface the existing exposed sandblasted wood beams, columns, ceilings or sandblasted exposed brick in the Demised Premises.

          If the Lessee proposes to make any structural changes to the premises, the Lessee shall pay for the cost of the Lessor having its structural engineer examine the plans prepared by the Lessee or Lessee's engineer, and the Lessee shall pay the cost to have the Lessor's Engineer review the work once completed to insure the work was completed in accordance to the drawings. No structural work shall be started without first obtaining the Lessor's prior written approval.

          The Lessee must use the Lessor's contractors for any work required on the building in relation to the Electrical System, Fire Alarm Systems, Sprinkler Systems and Mechanical Systems provided costs of such contractors shall not exceed competitive rates.

27.00     RESTORATION

          The Lessor shall not be required to remove any leasehold improvements in the Leased Premises or restore the Premises to its original condition provided the leasehold improvements will be completed in accordance with the building permit and approved plans submitted by the Lessee to the Lessor. Upon expiry of the Leased Term or a final Renewal Term, the Lessee shall leave the Premises in a vacant, and clean broom-swept condition.

28.00     SIGNAGE

          The Lessee shall be entitled to install its own signage adjacent to its entrance door subject to the Lessor's approval, which approval shall not be unreasonably withheld. The Lessee shall also be entitled to building standard signage on the building directory at the Lessee's cost.

29.00     SPECIAL COVENANTS


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

          The Lessee acknowledges that the air conditioning unit for the Premises supplies cooling to both the Lessee's Premises as well as the adjacent premises. The Lessee acknowledges the controls to the air conditioning unit, if located in their Premises, will use their best efforts to control the system to a comfortable level of cooling for both premises. The Lessor shall make repairs to the air conditioning unit as required and each the Lessee and adjacent tenant shall pay, as additional rent, its proportionate share of such costs.

31.00     REASONABLENESS

          Notwithstanding anything in this Lease to the contrary;

          i) any allocation of any costs, charge or expense which is to be determined by Lessor under this Lease shall be done on a reasonable and equitable basis;

          ii) whenever in this Lease, Lessee's or Lessor's consent, permission or approval is required, such consent, permission or approval shall not be unreasonably withheld and delayed;

          iii) in exercising any of its rights under this Lease, the Lessor shall act reasonably and as a prudent owner of a similar building having regard to size, age and location.

32.00     LESSOR'S INSURANCE

          The Lessor covenants and agrees to insure the Building against damage by standard extended perils in such amount as a prudent owner of the Lands and the Building would carry.

33.00     ACCESS

          The Lessor covenants to provide unrestricted access to the building for the Lessee during the normal business hours of 9:00 AM to 6:00 PM Monday through Friday, and by key/card access after business hours and on weekends. Refundable deposits are required on the access cards.

34.00     REPAIRS AND MAINTENANCE

          The Lessee shall repair, maintain and replace the Leased Premises, save and except for reasonable wear and tear, damage by fire, lightning, tempest or act of God and repairs to any structural components of the Building. In the event repairs to the structural components of the Building or mechanical systems are caused by the negligence or lack of due care by the Lessee, the Lessor shall effect such repairs at the sole cost and expense of the Lessee, which costs plus fifteen percent (15%) shall be recoverable as Additional Rent.


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